Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of CRC Crystal Research Corporation, a Nevada corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Quarterly Report on Form 10-QSB for the period ending March 31, 2007 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kiril A. Pandelisev

Kiril A. Pandelisev, Chief Executive Officer

And Chief Financial Officer

Date: May 23, 2007

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